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                                                                    EXHIBIT 23.2

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in Post Effective Amendment No. 3 on Form S-8 to the Registration Statement No. 333-78279 of Lockheed Martin Corporation on Form S-4 of our report dated June 30, 2000 appearing in the Annual Report on Form 11-K of the COMSAT Corporation Savings and Profit-Sharing Plan for the year ended December 31, 1999.



                                        /s/ DELOITTE & TOUCHE LLP

McLean, Virginia
August 2, 2000